Exhibit 32.2

CERTIFICATION OF PERIODIC REPORT
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, James A. Stout, Chief Accounting  Officer of Sigma Labs, Inc., (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended September 30, 2010 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 22, 2010

/s/ James A. Stout
 Chief  Accounting Officer

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act has been furnished to Sigma Labs, Inc. and will be retained by Sigma Labs, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.